UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002030072
BBCMS Mortgage Trust 2024-C28
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001541480
Barclays Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000109380
Zions Bancorporation, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001722518
BSPRT CMBS Finance, LLC
(Exact name of sponsor as specified in its charter)

Delaware	333-276033-03	27-010880
(State or other jurisdiction of incorporation)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

745 Seventh Avenue
New York, New York 10019
(Address of principal executive office) (Zip Code)

(212) 412-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On August 29, 2024, Barclays Commercial Mortgage Securities LLC (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated and effective as of August 1, 2024 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28 (the “Certificates”). The Certificates represent, in the aggregate, the entire beneficial ownership in the BBCMS Mortgage Trust 2024-C28 (the “Issuing Entity”).

The Mortgage Loan secured by the mortgaged property identified as “Bridge Point Rancho Cucamonga” on Exhibit B to the Pooling and Servicing Agreement (the “Bridge Point Rancho Cucamonga Mortgage Loan”), which is an asset of the Issuing Entity, is evidenced by two promissory notes and is part of a whole loan (the “Bridge Point Rancho Cucamonga Whole Loan”) that also includes six (6) additional pari passu promissory notes and one (1) subordinate promissory note, each of which are not an asset of the Issuing Entity.  The rights of the holders of each of the promissory notes constituting the Bridge Point Rancho Cucamonga Whole Loan are governed by an agreement (the “Original Co-Lender Agreement”) previously filed as Exhibit 4.4 to the Form 8-K dated August 8, 2024 and filed on August 12, 2024 under Commission File No. 333-276033-03 with respect to the Issuing Entity.

On September 19, 2024, an agreement (the “Amended and Restated Co-Lender Agreement”) amending the Original Co-Lender Agreement, was entered into by and among Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note A-1, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63, as Note Holder of Note A-2-1, Wells Fargo Bank, National Association, as Note Holder of Note A-2-2, Note A-4, Note A-5 and Note A-7, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28, as Note Holder of Note A-3 and Note A-6, and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note B.   The purpose of the amendment is generally to (i) reflect the severance of Original Note A-2 into two component promissory notes, Note A-2-1 and Note A-2-2 pursuant to Section 31 of the Amended and Restated Co-Lender Agreement, and (ii) identify Note A-2-1 as a “Control Eligible Note” pursuant to the Amended and Restated Co-Lender Agreement.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Amended and Restated Co-Lender Agreement filed as Exhibit 4.1 to this Form 8-K.

Pursuant to Section 2(h) of the Amended and Restated Co-Lender Agreement, in the event the holder of the Class HRR Certificates under the initial Lead Securitization Servicing Agreement for the Bridge Point Rancho Cucamonga Whole Loan exercises certain purchase rights under the initial Lead Securitization Servicing Agreement, upon consummation of the dissolution of the related trust, the Bridge Point Rancho Cucamonga Whole Loan will thereafter be serviced pursuant to the Note A-2-1 PSA.

Item 9.01.           Financial Statements and Exhibits.

                (d)           Exhibits

Exhibit No.           Description

Exhibit 4.1            Amended and Restated Co-Lender Agreement, entered into September 19, 2024 and dated as of June 28, 2024, by and among Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note A-1, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63, as Note Holder of Note A-2-1, Wells Fargo Bank, National Association, as Note Holder of Note A-2-2, Note A-4, Note A-5 and Note A-7, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28, as Note Holder of Note A-3 and Note A-6, and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Depositor)

/s/ Daniel Vinson
Daniel Vinson, Chief Executive Officer

Date:  September 25, 2024